SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: January 26, 2005
                        (Date of earliest event reported)

                               VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                      0-18105                       11-2871434
--------------------------------------------------------------------------------
(State or other                 (Commission                    (IRS Employer
 jurisdiction of                File Number)                   Identification
 incorporation)                                                   Number)


180 Linden Avenue, Westbury, New York                              11590
-------------------------------------                              -----
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number including area code             (516) 997-4600
                                                              --------------

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

                    INFORMATION TO BE INCLUDED IN THE REPORT

     The information in this Form 8-K Current Report and the exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



Item 8.01       Other Events

     The Company has been informed that at the American College of Cardiology's session entitled "Late-Breaking Clinical Trials: Mechanisms and New Therapeutic Approaches", to be held on March 8, 2005 at 4:15 p.m. in Orlando, Florida, a presentation will be made with respect to the Company's PEECH Clinical Study. The presentation is entitled "Prospective Evaluation of EECP in Congestive Heart Failure."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VASOMEDICAL, INC.


                                           /s/Thomas W.  Fry
                                           -------------------------
                                           Thomas W.  Fry
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)


Dated:  January 26, 2005